INCOME TAXES (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Oct. 31, 2012	Oct. 31, 2011
Federal tax benefit at statutory rate	$ (3,744)	$ (2,623)
State income tax, net of federal tax benefit	(125)	(86)
Effect of foreign operations	(32)	(5)
Research and experimentation credit	(322)	(645)
Stock based compensation	336	293
Permanent differences and other	11	8
Change in valuation allowance	3,876	3,058
Tax benefit	$ 0	$ 0